Supplement to the
Fidelity® Latin America Fund
December 30, 2023
Summary Prospectus
Effective after the close of business on or about September 6, 2024, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s Reorganization takes place on or about September 13, 2024.
Proposed Reorganization. The Board of Trustees of Fidelity Investment Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® Latin America Fund and Fidelity® Emerging Markets Fund pursuant to which Fidelity® Latin America Fund would be reorganized on a tax-free basis with and into Fidelity® Emerging Markets Fund.
As a result of the proposed Reorganization, shareholders of each class of Fidelity® Latin America Fund would receive shares of the corresponding class of Fidelity® Emerging Markets Fund.
The Agreement provides for the transfer of all of the assets of Fidelity® Latin America Fund in exchange for corresponding shares of Fidelity® Emerging Markets Fund equal in value to the net assets of Fidelity® Latin America Fund and the assumption by Fidelity® Emerging Markets Fund of all of the liabilities of Fidelity® Latin America Fund. After the exchange, Fidelity® Latin America Fund will distribute the Fidelity® Emerging Markets Fund shares to its shareholders pro rata, in liquidation of Fidelity® Latin America Fund. As a result, shareholders of Fidelity® Latin America Fund will become shareholders of Fidelity® Emerging Markets Fund (these transactions are collectively referred to as the “Reorganization”).
A Special Meeting (the “Meeting”) of the Shareholders of Fidelity® Latin America Fund is expected to be held during the third quarter of 2024 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity® Latin America Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about September 13, 2024. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise (an “Adjournment”), the Reorganization will become effective, if approved, as soon as practicable thereafter.

In connection with seeking shareholder approval of the Agreement, effective the close of business on March 22, 2024, new positions in Fidelity® Latin America Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on March 22, 2024, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if a qualifying fund is already established as an investment option under the plans (or under another plan sponsored by the same employer), 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included a qualifying fund as a core investment option, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and already included the fund in their discretionary account program, 4) by a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, 5) by a portfolio manager of the fund, 6) by a fee deferral plan offered to trustees of certain Fidelity® funds, if the fund is an investment option under the plan, and 7) by qualified intermediaries to facilitate in-kind redemption activity when deemed by the Adviser to be in the best interests of the fund, and 8) by certain asset pools associated with an organization that already offers a qualifying fund as an investment option in its retirement plan(s). These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.
If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity® Latin America Fund. Prior to such liquidation the fund’s assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation. In this event, effective after the close of business on July 16, 2024 (or such later date as may be required in connection with an Adjournment), the fund will no longer permit new positions in the fund to be opened. Existing shareholders will be permitted to continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation on or about September 13, 2024 or as soon as practicable thereafter in the event of an Adjournment.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Emerging Markets Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information for Fidelity® Latin America Fund found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.88%A,B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%B
Total annual operating expenses	0.98%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.25% was previously charged under the services agreements.
B Adjusted to reflect current fees.

1 year	$100
3 years	$312
5 years	$542
10 years	$ 1,201

LAF-SUSTK-0824-103 1.9886594.103	August 21, 2024